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                                                                    Exhibit 10.3

                                     Allonge

ALLONGE TO NOTE BY CONRAD SHIPYARD, L.L.C., PAYABLE TO THE ORDER OF WHITNEY NATIONAL BANK, DATED JULY 18, 2002, IN THE ORIGINAL PRINCIPAL AMOUNT OF $6,700,000.00.

     This allonge amends the above-identified Note (the "Note") as follows:

     PAYMENT SCHEDULE FOR THE LINE OF CREDIT PORTION OF THE PROMISSORY NOTE:
The principal amount set forth above, or the principal amount then outstanding of advances that Bank makes hereunder to Borrower, whichever amount is less, shall be payable on March 31, 2003, and interest shall be payable monthly. Any monthly interest payments shall commence on January 31, 2003, and interest shall be payable monthly on the last day of each month thereafter. On April 1, 2003 (the "Conversion Date") the note shall be payable in 49 monthly payments of principal each in the amount of $58,000.00, plus accrued interest, beginning April 30, 2003 and continuing on the last day of each month thereafter, with a final payment of all unpaid principal and interest then due and payable on May 30, 2007.

     EXTENDED MATURITY: December 31, 2002, the maturity date on the Note is extended to March 31, 2003.

     Any collateral securing the Note shall continue to secure the Note as hereby amended.

     In connection with the foregoing and only in connection with the foregoing, the Note is hereby amended, but in all other respects all of the terms and conditions of the Note remain unaffected and the Note, as hereby amended, shall remain in full force and effect.

     Executed this 31st day December, 2002.

                                       CONRAD SHIPYARD, L.L.C.


                                       By:  /s/ Lewis J. Derbes, Jr.
                                           --------------------------------
                                            Lewis J. Derbes, Jr.
                                       Its: Vice President and Chief
                                            Financial Officer

                                       WHITNEY NATIONAL BANK


                                       By:  /s/ Edgar W. Santa Cruz, III
                                           ---------------------------------
                                            Edgar W. Santa Cruz, III
                                       Its: Vice President